EXHIBIT B TO
                INVESTMENT ADVISORY AGREEMENT DATED APRIL 1, 2005
           BETWEEN SCOUT INVESTMENT ADVISORS, INC. AND UMB SCOUT FUNDS

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                  FUND                                  ADVISORY FEE
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UMB Scout Stock Fund                      0.60% for the first $1 billion of
                                          annual average daily net assets
                                          0.575% for annual average daily net
                                          assets over $1 billion
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UMB Scout Growth Fund                     0.60% for the first $1 billion of
                                          annual average daily net assets
                                          0.575% for annual average daily net
                                          assets over $1 billion
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UMB Scout Small Cap Fund                  0.75% for the first $1 billion of
                                          annual average daily net assets
                                          0.65% for annual average daily net
                                          assets over $1 billion
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UMB Scout International Fund              0.80% for the first $1 billion of
                                          annual average daily net assets
                                          0.70% for annual average daily net
                                          assets over $1 billion
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UMB Scout Bond Fund                       0.40% of annual average daily net
                                          assets
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UMB Scout Money Market Fund - Federal     0.30% of annual average daily net
Portfolio                                 assets
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UMB Scout Money Market Fund - Prime       0.34% of annual average daily net
Portfolio                                 assets
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UMB Scout Tax-Free Money Market Fund      0.30% of annual average daily net
                                          assets
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UMB Scout Mid Cap Fund                    0.80% for the first $1 billion of
                                          annual average daily net assets
                                          0.70% for annual average daily net
                                          assets over $1 billion
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UMB Scout International Discovery Fund    0.95% for the first $1 billion of
                                          annual average daily net assets
                                          0.85% for annual average daily net
                                          assets over $1 billion
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IN WITNESS WHEREOF, the parties hereto have caused this Exhibit B to be amended and restated effective as of the 1st day of July 2008.

SCOUT INVESTMENT ADVISORS, INC.          UMB SCOUT FUNDS, ON BEHALF OF THE
                                         SERIES LISTED ON THIS EXHIBIT A

By:  /S/ C. WARREN GREEN                 By:   /S/ GARY W. DICENZO
     -------------------                       -------------------

Title: CHIEF FINANCIAL OFFICER           Title: PRESIDENT
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